UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2014

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of Principal Executive Offices)             (Zip Code)

Registrant’s telephone number, including area code (585) 678-7100

                                         Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 3, 2014, Constellation Brands, Inc. (the “Company”), certain subsidiary guarantors (the “Guarantors”) and Manufacturers and Traders Trust Company (“M&T”), as trustee (the “Trustee”), entered into Supplemental Indenture No. 7, dated as of November 3, 2014 (“Supplemental Indenture No. 7”), and Supplemental Indenture No. 8, dated as of November 3, 2014 (“Supplemental Indenture No. 8” and, together with Supplemental Indenture No. 7, the “Supplemental Indentures”), which supplemented the Indenture, dated as of April 17, 2012 (the “Base Indenture” and together with the Supplemental Indentures and the other prior supplemental indentures thereto, the “Indenture”). Under the Indenture, the Company issued $400,000,000 aggregate principal amount of 3.875% Senior Notes due 2019 (the “2019 Notes”) and $400,000,000 aggregate principal amount of 4.750% Senior Notes due 2024 (the “2024 Notes” and, together with the 2019 Notes, the “Notes”) in a public offering pursuant to an Underwriting Agreement entered into on October 20, 2014, as disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 24, 2014, which Item 1.01 disclosure is incorporated herein by reference. The offer and sale of the Notes was made pursuant to a Prospectus Supplement (the “Prospectus Supplement”) dated October 20, 2014 and a Prospectus dated October 14, 2014 (together with the Prospectus Supplement, the “Prospectus”). The Prospectus was filed with the SEC on October 21, 2014. The Company intends to use the net proceeds from the offering to redeem its 8.375% Senior Notes due 2014 on November 26, 2014 and for general corporate purposes.

The 2019 Notes will mature on November 15, 2019 and the 2024 Notes will mature on November 15, 2024. Interest on the Notes will accrue from November 3, 2014 and will be payable on November 15 and May 15 of each year, beginning May 15, 2015. The Notes are senior unsecured obligations of the Company, rank equally with all of the Company’s other senior unsecured indebtedness, and are effectively subordinated to the indebtedness outstanding from time to time under the Company’s Third Amended and Restated Credit Agreement, dated as of May 28, 2014, as amended by Amendment No. 1 dated as of August 20, 2014, among the Company, Bank of America, N.A., as administrative agent, and the lenders and other parties thereto (as may be further amended, refinanced, extended, substituted, replaced or renewed from time to time, the “Credit Agreement”), and any other secured debt the Company may incur to the extent of the value of the assets securing such debt. The Notes are fully and unconditionally guaranteed on a senior basis, jointly and severally, by the Guarantors, subject to release provisions described below. Each guarantee is effectively subordinated to any secured obligations of the Guarantors to the extent of the value of the assets securing such debt. The Notes are also structurally subordinated to all indebtedness and other liabilities of subsidiaries of the Company that have not guaranteed the Notes. The Guarantors constitute the subsidiaries of the Company that are guarantors under the Credit Agreement. The guarantee of a Guarantor will be released to the extent such Guarantor is released as a guarantor under the Credit Agreement or the Credit Agreement (or a successor thereto) is amended, refinanced, extended, substituted, replaced or renewed without such Guarantor being a guarantor of the indebtedness thereunder, or if the Credit Agreement is otherwise terminated or the requirements for legal or covenant defeasance or to discharge the Indenture have been met. Subsidiaries that guarantee the Credit Agreement (or a successor thereto) in the future will also be required to guarantee the Notes, subject to the release provisions.

The Company may, at its option, redeem some or all of the Notes of either series at any time at a redemption price equal to the accrued and unpaid interest on the Notes being redeemed to the redemption date plus the greater of (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (excluding interest accrued to the redemption date) from the redemption date to the maturity date of the applicable series of Notes discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the applicable “Treasury Rate” (as defined in Supplemental Indenture No. 7 with respect to the 2019 Notes and Supplemental Indenture No. 8 with respect to the 2024 Notes (as applicable, the “Applicable Supplemental Indenture”)) plus 50 basis points.

If the Company experiences a “Change of Control” (as defined in the Applicable Supplemental Indenture), it must offer to repurchase all the Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the repurchase date.

The Indenture contains covenants that, among other things, limit the Company’s ability under certain circumstances to create liens or enter into sale-leaseback transactions and impose conditions on the Company’s ability to engage in mergers, consolidations and sales of all or substantially all of its assets.

The Indenture also contains certain “Events of Default” (as defined in the Applicable Supplemental Indenture) customary for indentures of this type. If an Event of Default has occurred and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of either series of Notes then outstanding, may, and the Trustee at the request of the holders of not less than 25% in aggregate principal amount of such series of Notes then outstanding shall, declare all unpaid principal of, premium, if any, and accrued interest on such series of Notes, to be due and payable.

Terms of the Indenture, the Notes and the related guarantee by each of the Guarantors issued pursuant to the Indenture are more fully described in the sections of the Prospectus entitled “Description of the Notes and the Guarantees” and “Description of Debt Securities.”

The description above is a summary and is qualified in its entirety by the terms of the Applicable Supplemental Indenture (each of which includes the form of the Note for the applicable series of Notes and the related guarantee by each of the Guarantors), which are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated by reference herein. The description above is also qualified in its entirety by the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2012 and is incorporated by reference herein.

From time to time, the Company borrows from, maintains deposit accounts with and conducts other transactions with M&T, the Trustee under the Indenture, and its affiliates in the ordinary course of business. In particular, M&T is currently a lender under the Company’s Credit Agreement and the Trustee with respect to the Company’s outstanding 3.750% Senior Notes due 2021, 6.000% Senior Notes due 2022 and 4.250% Senior Notes due 2023. M&T is also a lender under a credit facility with a Sands family investment vehicle that, because of its relationship with members of the Sands family, is an affiliate of the Company. Such credit facility is secured by pledges of shares of the Company’s Class A common stock, Class B common stock, or a combination of both, and personal guarantees of certain members of the Sands family, including Richard Sands and Robert Sands.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Supplemental Indenture No. 7, dated as of November 3, 2014, among the Company, as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

4.2	Supplemental Indenture No. 8, dated as of November 3, 2014, among the Company, as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 7, 2014	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

(4.1)	Supplemental Indenture No. 7, dated as of November 3, 2014, among the Company, as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

(4.2)	Supplemental Indenture No. 8, dated as of November 3, 2014, among the Company, as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

(5)	OPINION REGARDING LEGALITY

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

Not Applicable.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.